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                                                                    Exhibit 10.9

                                    AGREEMENT

            This AGREEMENT, with an effective date of January 1, 2000, is entered into by and between THE WODEHOUSE NO. 3 TRUST ("The Trust"), whose address is c/o Peter Lobbenberg & Co., 7W Chancery Lane, London, England WC2A IAD, and ASK JEEVES, INC., ("Ask Jeeves"), a Delaware corporation, whose principal address is 5858 Horton Street, Emeryville, California 94608.

            WHEREAS, the Trust is the owner, as successor in interest to the late P. G. Wodehouse (the "Author"), of substantially all rights in the literary and dramatic works written by the Author (the "Works"), including subsisting copyrights therein and any trademarks relating thereto;

            WHEREAS, included in the Works is a character Jeeves, a Gentleman's Gentleman (butler) (hereinafter referred to as "the Wodehouse Jeeves"), a principal character appearing in more than thirty (30) of the Works;

            WHEREAS, Ask Jeeves was incorporated in California in June 1996 and reincorporated in Delaware in June 1999 and has been operating under the corporate name Ask Jeeves, Inc. from its original date of incorporation until the present time;

            WHEREAS, Ask Jeeves has, since its date of incorporation, utilized the name Jeeves as part of its corporate identifier and has used the name Jeeves, a character called Jeeves and a pictorial caricature of the said character, in connection with its business activities;

            WHEREAS, heretofore no license or other agreement has existed between the Trust and Ask Jeeves;

            WHEREAS, the Trust has |*|, and Ask Jeeves has|*|; and

            WHEREAS, the parties now wish to resolve their differences on an amicable basis by entering into this Agreement;

            NOW, THEREFORE, the parties hereby agree as follows:

1.    Definitions.

      a. "Affiliate" of a company or other entity means any person or entity directly or indirectly controlling, controlled by or under common control with the said company or other entity. "Control" for purposes of this definition shall mean direct or indirect ability to exercise voting rights in respect of fifty percent (50%) or more of the voting securities or other voting rights of any entity.

      b. "Ask Jeeves Informational Products" means Ask Jeeves Products available to the public which perform an informational function similar to Web Sites.

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      c.    "Ask Jeeves Products" means Web Sites, software and other electronic and digital products and services (but excluding hardware) which are developed, distributed, manufactured, owned, controlled or licensed, whether directly or indirectly, by Ask Jeeves or any Parent, Affiliate or Successor of Ask Jeeves, whose purpose is predominantly to provide users access to information on a real-time basis.

      d. "Ask Jeeves Web Site" means any web site produced, owned, operated, controlled or licensed by Ask Jeeves or any Parent, Affiliate or Successor of Ask Jeeves.

      e. "The Caricature" means any and all versions of a pictorial depiction heretofore or hereafter created by Ask Jeeves of a butler or the Character.

      f. "The Character" means a fictional character as used by Ask Jeeves in connection with Ask Jeeves and its products and services, but such definition shall not encompass the name heretofore used for the Character, viz. "Jeeves," or any name confusingly similar thereto.

      g. "Confidential Information" means any and all technical and non-technical information heretofore or hereafter provided under, as a result of, or in connection with the negotiation of, this Agreement by either party to the other, including but not limited to
            (a) patent and patent applications, (b) trade secrets, and (c) proprietary information, ideas, samples, media, techniques, sketches, drawings, works of authorship, models, inventions, know-how, processes, apparatuses, equipment, algorithms, software programs, software source documents, and formulae related to the current, future, and proposed products and services of each of the parties, and including, without limitation, their respective information concerning research, experimental work, development, design details and specifications, engineering, financial information, procurement requirements, purchasing, manufacturing, customer lists, investors, employees, business and contractual relationships, business forecasts, sales and merchandising, marketing plans and information the disclosing party provides regarding third parties.

      h. "Controlled Portion" means that portion of any Ask Jeeves Web Site or informational Product which contains content supplied or controlled by Ask Jeeves and/or any Parent, Affiliate or Successor of Ask Jeeves exclusively and not by a third party.

      i. "Endorsement" of a product or service by the Character or Caricature Jeeves shall be deemed to occur (i) if the Character or the Caricature is depicted wearing, consuming, personally owning, ordering, leasing or purchasing the product or service; (ii) if the name Jeeves is used in a brand name of a product or service; (iii) if the name Jeeves or the Character or the Caricature is used on products or on packaging for such products; or (iv) if the Character or the Caricature overtly recommends a product or service..

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      j.    Home Page" means the page by which a user normally enters a Web Site or Informational Product.

      k. "In conjunction with" as used in paragraph 3(a) below means, as the context permits, appearing on the same Home Page, Response Page, screen or other unit of display such that both elements in question can be viewed simultaneously by the viewer or user, or appearing in the same advertisement or promotion.

      l. "Internet" means the worldwide-interconnected system of computer networks.

      m. "Jump Page" means a page interposed on a Web Site or Informational Product in response to any query by users that will produce |*| in the response.

      n. "Net Profits" payable to the Trust hereunder is defined as to each |*| referred to herein on the same terms as net profits are defined in the agreement relating to payments from such work to or for the benefit of Ask Jeeves and/or any Parent, Affiliate or Successor of Ask Jeeves, provided that if there is no such agreed definition of net profits relating to such work then a definition of net profits shall be negotiated in good faith between the Trust and the producer of the said work on terms customary in the industry, which definition shall be agreed to between the parties prior to release of said |*|.

      o. "Parent" of a company or other entity shall mean any person or entity which, directly or indirectly, owns or controls twenty percent (20%) or more of the voting securities or other voting rights of the said company or other entity.

      p. "Popularity Results" technology means technology developed by Ask Jeeves which uses the comparative popularity of third-party sites as sources for ranking responses to questions from users of Ask Jeeves Web Sites.

      q. "Public Market Capitalization" shall mean the closing price of the common stock of a publicly traded company multiplied by the number of the then issued and outstanding shares of the common stock of the said company, on a fully diluted basis, as reported in the company's year-end filings with the Securities and Exchange Commission.

      r. "Successor" of a company or other entity means any person or entity which, by operation of law or contract, acquires all or substantially all of the assets and assumes all or substantially all of the obligations of the said company or other entity.

      s. "Web Site" means a linked set of hypertext markup or functionally similar language documents and multimedia materials accessible via the World Wide Web portion of the Internet which exist on the Web at a particular Uniform Resource Locator ("URL").

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      t.    "WorldWide Web" shall mean the portion of the Internet containing services which support and display hypertext markup or functionally similar language documents and multimedia materials.

2. Grant of Exclusive Rights. The Trust hereby grants to Ask Jeeves the perpetual, irrevocable, non-terminable (except as expressly hereinafter permitted) exclusive right, subject to the terms of this Agreement, to use the name Jeeves, limited to the following (the "Exclusive Rights"):

      a. In connection with the sale, distribution, marketing, licensing and operation of one or more Ask Jeeves Products in all electronic or digital media (now or hereafter known), including, by way of example only, the online services currently offered at www.ask.com and www.aikids.com and the other Ask Jeeves Products which are currently licensed by Ask Jeeves to third parties for deployment on third party Web Sites.

      b. In connection with all aspects of Ask Jeeves' corporate identity, including, by way of example only, identification of the company, Ask Jeeves Products and Ask Jeeves' services, regulatory and legal filings, and advertising, marketing and promotion of Ask Jeeves and Ask Jeeves Products.

The categories of use referred to in subparagraphs 2.a. and b. above are hereinafter referred to as the "Exclusive Field of Use". The parties acknowledge that the grant of Exclusive Rights does not affect the Trust's right to authorize or create electronic or digital media products or services relating to
P. G. Wodehouse and his works or the name and/or the Wodehouse Jeeves, or any other use not granted as Exclusive Rights, so long as such uses do not make use of Ask Jeeves' distinctive marks and "Ask Jeeves Trade Dress," which shall be defined to consist of any drawing, design or logo substantially similar to that in use by Ask Jeeves, its Affiliates, Successors and/or Parents, in their business activities and advertising as of the date of signing hereof, plus any change therein or addition thereto as identified by Ask Jeeves and of which the Trust is aware or should reasonably have been aware. However, the Trust will not knowingly use, or authorize any third party to use, the words "Ask" and "Jeeves" together as a trademark or service mark, or the marks, logos or domain names which are authorized for use by Ask Jeeves in accordance with the terms of this agreement, and when advised in the future by Ask Jeeves of its use of any such mark, logo or domain name the Trust will itself cease any further use thereof and will thereafter enter into no licenses to third parties therefor. Any trademark license for the name Jeeves hereafter entered into during the term hereof by the Trust shall provide that the licensee shall not use the name Jeeves with the word "Ask" as a trademark or service mark.

3. Obligations Related to Exclusive Rights Grant. Except as provided in paragraph 5 hereof, Ask Jeeves agrees to comply with the following terms and conditions relative to the Exclusive Rights grant:

      a. Neither the name Jeeves nor the Character nor the Caricature will be displayed visually or used audibly in conjunction with:

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            (1)   |*|relating to (i) |*|including, without limitation, |*|which
                  shall be deemed|*|for purposes of this Agreement (provided, however, that materials related to |*|shall not be included in the definition of "|*|", and further provided that |*|may appear on a "Debranded Page" as hereinafter defined); (ii) |*|; (iii) |*|; (iv) |*|(v) |*| (vi) |*| or (vii) |*|

            (2) |*|the Controlled Portion of any Ask Jeeves Product containing information concerning, or the direct referral to information concerning, how to |*|; or

      b. All Ask Jeeves Web Sites (which include, for purpose of clarification, the British Ask Jeeves Web Site currently in operation), and all Ask Jeeves Informational Products shall be subject to and shall adhere to the following policies with regard to |*|:

            (1) The Ask Jeeves knowledge base will have a system in place such that any question identifiable as likely to elicit a |*| response will be identified as such. Questioners will be notified in advance of viewing |*| and will be given the opportunity to opt out of having |*| results presented from the knowledge base. Neither the Character nor the Caricature shall be seen as directly addressing the matter of |*|or as personally referring the questioner to an ensuing response page which contains |*|are presented from the knowledge base, then there shall be |*| the same manner as and in no larger or more prominent print than that in which the name currently appears on the navigation bar of the response page attached hereto as Exhibit A. (Such a response page shall hereinafter be referred to as a "Debranded Page".)

            (2) All material appearing on non-Debranded Pages which are generated from what is presently referred to as Ask Jeeves' "Popularity Results" technology will be filtered by software or by some other technology designed to screen out any such material identified as |*| in nature. Ask Jeeves will utilize at all times a filtering system at least as effective as the filtering systems in use by the other leading informational Web Sites. Ask Jeeves does not, however, guarantee that any such filtering system will be foolproof in all circumstances.

            (3) All material appearing on the portion of an Ask Jeeves non-Debranded Page which retrieves results from and/or directs questioners to third party sources (presently referred to as the "meta search" portion) shall be filtered by the use of an agreed list of banned words which are unambiguously |*| in nature, such that all such material which would otherwise include any word on the said list shall not appear. As of the date hereof, the words included on the banned list are those attached hereto as Exhibit B, but Ask Jeeves shall hereafter consider in good faith any suggestions made by the Trust that additional words be added, provided that the decision of Ask Jeeves in this matter shall be controlling.

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                  Ask Jeeves agrees that any third party source to which it
                  directs users from its site shall not include any site whose primary purpose is to provide the type of objectionable content referred to in paragraphs 3a, 3b and/or 4 hereof unless material on such site is viewed only on Debranded Pages.

      c. Ask Jeeves may change the format or content of its Ask Jeeves Websites and/or Ask Jeeves Informational Products, or the methods by which it accomplishes the above-stated objectives, at any time in its sole good faith discretion, without notice to the Trust, provided the methods employed shall at all times accomplish no less than the levels of control required herein.

4. Banned Sites. Ask Jeeves presently maintains a policy of removing from its knowledgebase sites and categories of sites which it deems inappropriate or offensive (presently sites promoting |*|)("Banned Sites"). The Trust may at any time suggest to Ask Jeeves certain sites or categories of subject matter to be added to the Banned Sites list, which will be considered by Ask Jeeves in its sole good faith discretion. Ask Jeeves may change the contents of the Banned Sites list or its exclusion policies at any time in its sole good faith discretion, but during the Term hereof it will not remove from the Banned Sites list the categories of sites listed above.

5. Spanish and Japanese Language Sites. The policies provided in paragraphs 3 and 4 hereof shall not at this time apply to the two (2) Ask Jeeves Web Sites to be operated in the Spanish language and the Japanese language pursuant to joint venture agreements heretofore entered into by Ask Jeeves which do not currently include such restrictions. At such time in the future as Ask Jeeves determines that it is commercially feasible to do so, Ask Jeeves will request of the said Spanish language and Japanese language joint venturers that they agree to institute these procedures, or such similar procedures as may be agreed with them, on the web sites to be operated pursuant to the said joint venture agreements, but Ask Jeeves cannot guarantee that such procedures will be adopted. Ask Jeeves shall advise the Trust of the extent to which these or similar procedures are in place at the time each of the said two web sites are launched, and if these procedures, or similar procedures acceptable to the Trust, are not in place, then the license of rights from the Trust herein shall not extend to that web site. However, by reason of the fact that agreements for the said web sites were entered into by Ask Jeeves prior to the execution of this agreement, the Trust irrevocably agrees to waive any claim against Ask Jeeves, its joint venturers, in the said web sites and/or their respective successors and assigns by reason of the fact that they do not comply with paragraphs 3 and/or 4 hereof.

6. P. G. Wodehouse Page. The Home Page of any Ask Jeeves Web Site using the name Jeeves, he Character or the Caricature in any manner (except the Spanish and Japanese language web sites referred to in paragraph 5) will refer the viewer to a P. G. Wodehouse page (the "Wodehouse Page") which will provide information concerning the Author, the Works, their publishers and other P. G. Wodehouse sites, all as selected by the Trust and as amended from time to time at the request of the Trust. On the Wodehouse Page, the Trust will have the right to include the disclaimer language in the form attached hereto as Exhibit C, or any substantially similar variation thereof which the Trust may request from time to time, with any changes in the disclaimer language subject to the prior approval of Ask Jeeves, such approval not to be unreasonably withheld. The Wodehouse Page will comply with the technical specifications contained in Ask Jeeves' published editorial policies, and Ask Jeeves shall have no obligation to

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make changes at the Trust's request more often than quarterly. The Wodehouse
Page will be prepared and submitted to the Trust for its approval within thirty
(30) days after delivery of the content copy therefor, and will be in place within ten (10) business days after such approval is received.

7. Grant of Non-Exclusive Rights. The Trust hereby also grants to Ask Jeeves the perpetual, irrevocable, non-terminable (except as herein expressly permitted) non-exclusive right, subject to the terms of this Agreement, to use the name Jeeves in all media now or hereafter known, including |*| and all other |*|, and in |*| of products and services other than Ask Jeeves Products (the "Non-Exclusive Rights").

8. Obligations Related to Non-Exclusive Rights Grant. Ask Jeeves agrees to comply with the following terms and conditions relative to the Non-Exclusive Rights Grant:

      a. |*|The use of the name Jeeves, the Character and the Caricature will be predominantly |*|in nature, or will be for |*|and will not be primarily structured in a |*|

      b. |*|The name Jeeves, the Character and/or the Caricature will not be used in connection with|*|

      c. Ask Jeeves agrees that its use of the name Jeeves, the Character and the Caricature in the areas covered by the Non-Exclusive Rights will be in substantially the same form as is used in the fields covered by the Exclusive Rights; provided, however, that the Character's and/or the Caricature's poses and attire may vary depending on the context of the use. The name Jeeves , the Character and/or the Caricature as used in |*|related to Ask Jeeves Products, including Ask Jeeves technology whether used by Ask Jeeves or its licensees, or to Ask Jeeves, Inc. itself), will not be used in such a manner as to |*|. The parties agree, however, that anything in this paragraph to the contrary notwithstanding, the |*| The parties further agree that nothing herein shall preclude the use by Ask Jeeves of the name Jeeves, the Character or the Caricature in or on the |*| produced during the term hereof in accordance with the terms hereof or in |*| therefor. If Ask Jeeves desires to use the name Jeeves, the Character or Caricature for-an "|*|" in a manner that may be prohibited by this paragraph (c), it shall request approval from the Trust. The Trust shall have ten business days, after written notice of the request is given in. accordance with paragraph 29 hereof, to approve or disapprove the requested use, provided that if the Trust does not disapprove within such time the use shall be deemed approved.

      d. Ask Jeeves will provide the Trust with a summary of all agreements entered into by Ask Jeeves, its Parents, Affiliates and/or Successors giving rise to an obligation on the part of Ask Jeeves to account to the Trust, it being understood that the inadvertent failure to comply with this paragraph shall not be deemed a breach of this Agreement by Ask Jeeves. The summary shall include the financial terms, extent of the grant of rights, all restrictions and limitations thereon and all rights of approval retained by Ask Jeeves. The Trust shall keep the contents of all

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            such agreements confidential except to the extent necessary to enforce its rights hereunder.

      e. |*| The parties acknowledge that the two |*| described in Exhibits D and E attached to this Agreement have been |*|.

9. Character Depiction. In all of its uses of the name Jeeves, the Character and the Caricature hereunder Ask Jeeves will not cause the Character or the Caricature to appear with or be associated with any other P. G. Wodehouse character or to be depicted with a distinctive character identified as his master (irrespective of gender), whether or not that master might resemble a P.
G. Wodehouse character.

10. General Undertaking. In all of its uses of the name Jeeves, the Character and the Caricature, Ask Jeeves will take no actions which are likely to cause material harm, whether tangible or intangible, to the good will of the Trust or to the Works. It is acknowledged and agreed by the Trust that any use of the name Jeeves, the Character and the Caricature in compliance with the terms of this Agreement is deemed not to cause material harm to the Trust or its assets. Both parties will at all times act in good faith to comply with the understandings contained in this Agreement.

11. The Character and the Caricature. It is acknowledged that the Trust is not the owner of and has no rights in the Character or Caricature, and all such rights are vested in Ask Jeeves. Notwithstanding same, Ask Jeeves agrees to the restrictions imposed upon its use of the Character and the Caricature by the terms of this Agreement during the term hereof. At such time, if ever, as this Agreement shall have been terminated pursuant to paragraph 17 or 21 hereof, the Trust shall not object to Ask Jeeves' use of the Character and the Caricature in any manner, and the Trust shall have no financial interest therein except as to amounts owed to the Trust under paragraphs 19 and 20 hereof for license agreements entered into or arrangements made by Ask Jeeves prior to such termination. Ask Jeeves shall then, however, be subject to the legal requirement applicable to the general public that such use shall not infringe upon any of the Trust's intellectual property rights.

12. Good Faith Attempt To Resolve Disputes. If the Trust believes that Ask Jeeves is using the name Jeeves and/or the Character in a manner inconsistent with this Agreement, the Trust will so advise Ask Jeeves in writing, and the parties will promptly consult in good faith to attempt to reach agreement concerning any objections made and/or changes requested by the Trust, failing which either party may commence arbitration in accordance with paragraph 14 below. If the contested use is within the grant of Non-Exclusive Rights, Ask Jeeves will not proceed with the project until the parties have agreed that it may go forward or the matter has been resolved through arbitration in accordance with paragraph 14 below. If the contested use is within the grant of Exclusive Rights and Ask Jeeves alleges that such use is not in violation of the terms of this Agreement, then Ask Jeeves is not hereby agreeing to cease or change such use as requested by the Trust prior to the time when and unless there is a final award in arbitration which holds that such contested use violates the terms of this Agreement, but nevertheless in such event the provisions of paragraph 15 shall apply.

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13. Third-Party Actions. Ask Jeeves will not be deemed to have violated the terms of this Agreement by reason of the unauthorized actions of third parties in altering any of the Ask Jeeves Products so as to render it not in compliance with the terms hereof, provided that Ask Jeeves will monitor all Ask Jeeves Products on a regular basis to determine whether any such alterations have occurred, and if any such actions and/or alterations are discovered, Ask Jeeves will make changes as promptly as commercially reasonable, so as to restore the Ask Jeeves Products to compliance with the terms of this Agreement.

14. Arbitration. The parties agree to the final resolution of any dispute arising under this Agreement by arbitration in accordance with the terms of this paragraph, subject to the injunctive and other powers of the court exercisable in aid of arbitral proceedings and in disputes referable to arbitration under the terms of this Agreement.

      a. In the event of a disagreement or dispute as described in paragraph 12 or 21 hereof, or to establish adequate consideration under paragraph 20.e.(4) below, if the parties shall, not have resolved their differences with regard thereto within thirty (30) days after the disagreement or dispute has arisen, such disagreement or dispute shall be subject to resolution by arbitration in accordance with the terms of this paragraph.

      b. In the event of any other dispute arising under this agreement or any alleged breach hereof, the party wishing to complain shall give notice in writing to the other party of the nature of the dispute or alleged breach and specify a reasonable time (not to be less than five (5) or more than ten (10) business days after the other party's receipt of the notice of complaint) for the complaint to be remedied and may then, if still not satisfied, refer the matter to arbitration for resolution in accordance with the terms of this paragraph.

      c. In any such case, either party shall have the right to commence such arbitration solely in New York City before a single arbitrator selected or appointed from the panel of JAMS- ENDISPUTE, under its rules for expedited procedures. In the event JAMS- ENDISPUTE ceases to exist, the parties agree to use an alternative arbitration organization such as the American Arbitration Association under its Commercial Arbitration Rules, it being understood and agreed that any arbitration will take place solely in New York City and that the parties will concur in the most expeditious appointment of an arbitrator under the rules and procedures of the appropriate arbitration organization.

      d. All decisions and awards of the arbitrator in such matters shall be binding on both parties and shall be enforceable through injunctive relief, specific performance or such other measures within the power of the arbitrator as the arbitrator shall consider just in the circumstances.

      e. The arbitrator will have the power to apportion all reasonable legal fees and costs. The arbitrator shall keep the proceedings and all items disclosed under the arbitration confidential.

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      f.    The arbitration shall be subject to applicable law of the state of
            New York. Judgment upon the award of the arbitrator may be entered in the highest court in the State of New York having jurisdiction and in any and all other United States, foreign or international courts and tribunals.

15. Delay Without Prejudice. In connection with any disagreement or dispute involving actions or proposed actions by a party which are alleged by the other party to be in violation of this agreement, it is agreed between the parties that subsequent to receipt of written notice by a party from the other party that such actions may be in violation of the terms of this Agreement, if the receiving party continues or commences such disputed action it does so at its own risk, and no delay in resolving the matter occasioned by the good-faith consultation provision contained in this Agreement, the mandatory negotiation periods contained in this Agreement, further negotiation between the parties or actual arbitration proceedings shall be prejudicial to the position taken by the complaining party at the time such notice was given, or to the right of the complaining party to obtain injunctive relief and/or to recover damages incurred from the date of commencement of the disputed actions either from a court in aid of arbitration or from the arbitrator.

16. Trademarks and Domain Names.

      a. The Trust hereby grants to Ask Jeeves the exclusive right during the term hereof to use the name Jeeves as trademarks and service marks restricted to the categories encompassed in the Exclusive Rights, and to register same in its own name or the name of its designees for all goods and services corresponding to such Exclusive Rights, provided that when the name Jeeves is used by Ask Jeeves in a tag line which Ask Jeeves registers as a trademark, such tag line shall be subject to prior approval by the Trust, which approval shall not be unreasonably withheld and shall be deemed granted if the Trust has not disapproved the tag line within ten (10) business days of receiving written notice from Ask Jeeves of the proposed tag line.

      b. The Trust hereby acknowledges that it will not use, and will not dispute or object to the right of Ask Jeeves to use, the Character or Caricature as trademarks and service marks in any categories in which rights are licensed hereunder or any Ask Jeeves marks or trade dress. Nor will the Trust register, or dispute or object to the right of Ask Jeeves to register in its own name or the name of its designees, marks utilizing the Character or Caricature or any Ask Jeeves marks or Ask Jeeves Trade Dress.

      c. The Trust hereby grants to Ask Jeeves a non-exclusive right during the term hereof to use the name Jeeves as part of trademarks and/or service marks in the categories encompassed in the Non-Exclusive Rights and to register same in its own name or the name of its designees for all goods and services corresponding to such Non-Exclusive Rights. This grant shall be exclusive to the extent of the following formats and shall be limited to the said formats: (i) including the name Jeeves and the word "ask", (ii) including the name Jeeves and the Character or

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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            Caricature and/or (iii) including the name Jeeves, the word "ask"
            and the Character or Caricature.

      d. All other rights to register the name Jeeves or any depiction of the Wodehouse Jeeves (except in a manner confusingly similar to the Character, the Caricature, or Ask Jeeves' marks or Ask Jeeves Trade Dress) as trademarks and/or service marks are reserved to the Trust, provided that the Trust shall not use, or authorize third parties to use, the said marks:

            (1)   within the Exclusive Field of Use;

            (2) in conjunction with the word "Ask" (or substantially similar terms); or

            (3) in a tag line confusingly similar to any tag line used by Ask Jeeves, as permitted above.

      e. Upon signing hereof Ask Jeeves will cancel or withdraw any trademark registrations and/or applications using the name Jeeves inconsistent with this Agreement, if any. Henceforth the parties will cooperate in connection with their respective trademark registration activities, and each party will formally consent, when requested, to the other's trademark registrations, provided such activities and registrations are consistent with the terms of this Agreement.

      f. Ask Jeeves shall notify the Trust in writing of any unauthorized use by third parties of the name Jeeves or any unauthorized depiction of the Wodehouse Jeeves that comes to its attention. The Trust shall notify Ask Jeeves in writing of any unauthorized use by third parties that comes to its attention of the name Jeeves, the Character, the Caricature and/or any depiction of the character Jeeves within the Exclusive Field of Use. Within the Exclusive Field of Use Ask Jeeves shall have the right to prosecute, defend or settle all claims or suits to protect its rights in and to the name Jeeves, the Character and/or the Caricature and shall have the discretion as to whether or not to pursue any such claim. In the event Ask Jeeves shall not have elected to pursue any such claim as to the name Jeeves within thirty days after notice of the unauthorized use, the Trust shall have the right to do so to the extent that the Trust's rights in the Wodehouse Jeeves and/or the name Jeeves are infringed.. In all areas outside the Exclusive Field of Use Ask Jeeves shall have the right to prosecute, defend or settle all claims or suits to protect its rights in and to the name Jeeves, the Character and/or the Caricature, and the Trust shall have the right to prosecute, defend or settle all claims or suits to protect its rights in and to the name Jeeves (outside the Exclusive Field of Use) and/or any depiction of the Wodehouse Jeeves, and both parties shall have the discretion as to whether or not to pursue any such claim. At such time as Ask Jeeves or the Trust elects to pursue any claim as authorized herein, the other party shall cooperate in any such claim. All costs and expenses incurred by the prosecuting party in such actions shall be borne solely by the said party.

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                                       11
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      g.    Nothingin this paragraph 16, or elsewhere in this Agreement, shall preclude either party from registering domain names for use on the Internet incorporating the Jeeves name, provided that the Trust has not registered and shall not register any domain name using the words "Ask" and "Jeeves" together, and Ask Jeeves and its affiliates, agents and employees will not register and refuse to transfer to the Trust any domain name using the name Jeeves or any variation thereof alone, i.e. without the word "Ask" immediately preceding it. Attached as Exhibit F is a list of the domain names registered by Ask Jeeves that include the name Jeeves or variations thereof. Ask Jeeves shall have the right to retain any domain name incorporating the name Jeeves or any variation thereof and to link it to Ask Jeeves' Web Sites until such time as the Trust notifies Ask Jeeves that it intends to make substantial use of such domain name as permitted herein. Upon receipt of such notification Ask Jeeves agrees that upon reasonable demonstration by the Trust that its use will be substantial (e. g. not "parking" the domain) it will transfer to the Trust, upon payment by the Trust of all costs reasonably incurred by Ask Jeeves in registering and transferring such domain name, any such domain name held by Ask Jeeves, its affiliates, agents or employees, provided it does not also contain the word "ask".

      h. All rights in the name and P. G. Wodehouse character Jeeves and in the content, including titles, plots and characters, of the Works except those rights specifically granted to Ask Jeeves in this Agreement, are hereby reserved to the Trust, and the Trust shall be free to exploit them in whatever manner it shall choose, subject to any restrictions imposed on the Trust by the terms of this Agreement.

      i. This Agreement does not apply to any names, symbols, logos, drawings or other marks or domain names used by Ask Jeeves that do not include the name "Jeeves" or any variation thereof, the Character, the Caricature or any other depiction of the character Jeeves.

17. Term. Except as otherwise provided in paragraphs 19 and 21 hereof, the term of this Agreement is perpetual unless and until terminated upon not less than thirty (30) days written notice by Ask Jeeves to the Trust stating that Ask Jeeves and its Parents, Affiliates and Successors have ceased all use of the name Jeeves, and that they have no intention of resuming such use in the future. As of the effective date of the said notice of termination, any rights granted to Ask Jeeves by the Trust shall revert to the Trust and thereafter neither Ask Jeeves nor any Parent, Affiliate or Successor of Ask Jeeves shall utilize the name Jeeves in any manner whatsoever other than a descriptive fair-use reference to the name as may be available to the general public. As of the said date Ask Jeeves shall assign to the Trust an undivided co-interest in any then outstanding licenses of any right to use the name Jeeves, the Character and/or the Caricature, other than within the Exclusive Field of Use, theretofore issued by Ask Jeeves or any Parent, Affiliate or Successor of Ask Jeeves to any third-party, and thereafter the parties shall share equally any approvals and/or other control provisions retained by Ask Jeeves in the said agreements and shall continue to share proceeds therefrom as provided herein. Ask Jeeves will sign any documents reasonably requested by the Trust to effect and/or evidence the termination, reversion and assignments referred to in this paragraph, including written notice to licensees under outstanding license agreements advising of the assignment of a co-interest therein to the

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                                       12
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Trust with an irrevocable instruction to thenceforth pay monies due to the Trust from exploitation under the said license agreements directly to the Trust. Failure of a third party to pay the Trust directly pursuant to such instructions shall not be deemed a violation of this Agreement provided Ask Jeeves promptly pay over to the Trust any monies received by it properly payable to the Trust.

18. Reinstatement. In the event Ask Jeeves shall have voluntarily terminated this Agreement pursuant to paragraph 17 above and shall have ceased using the name Jeeves for a period of two years or more after the date of such termination, Ask Jeeves. shall have the right to reinstate this Agreement as of the beginning of any calendar quarter by serving formal notice upon the Trust of its intention to do so together with simultaneous payment of the first quarterly payment due pursuant to paragraph 19b hereof and, if Ask Jeeves intends the reinstated Agreement to be applicable to |*| the first annual advance guaranty payment due pursuant to paragraph 20.e.(1) hereof. Upon such reinstatement of this Agreement the Trust shall advise Ask Jeeves of any licenses of the Jeeves name and/or character which it shall have entered into during the period of time when this Agreement was not in effect which are inconsistent with the terms hereof, in which event the rights granted to Ask Jeeves hereunder pursuant to the reinstated Agreement shall not include any rights inconsistent with the said licenses, and this Agreement shall be deemed amended accordingly.

19. Consideration or Grant of Exclusive Rights. As full consideration for the Exclusive Rights, Ask Jeeves agrees to pay the Trust the following:

      a. A guaranteed payment of $|*| payable in eight quarterly installments on the first day of each calendar quarter commencing as of January 1, 2000, the first five payments of which have been paid on the date of signing hereof by release to the Trust of $|*| plus interest thereon heretofore held in escrow by Kay Collyer & Boose LLP under agreement dated January 18, 2000, and payment of an additional $|*| plus interest of $|*| to the Trust by Ask Jeeves.

      b. If this Agreement shall not have been terminated prior to January 1, 2002, a quarterly payment on the first day of each calendar quarter commencing January 1, 2002, so long as this agreement is in effect, as follows:

            (1) January 1, 2002 through October 1, 2003, $|*| per calendar quarter; and

            (2) January 1, 2004 and thereafter, an amount per calendar quarter equal to |*|% of |*|% of the Public Market Capitalization of Ask Jeeves as of the close of business on the last business day of the immediately preceding calendar year, but not less than $|*| nor more than $|*| per quarterly payment. If Ask Jeeves or its shareholders enter into a transaction, whether in the form of a sale, merger or otherwise, by reason of which Ask Jeeves is no longer an independent public company with an identifiable Public Market Capitalization, then on the first day of the calendar year commencing after the date of such transaction, and on the first day of all calendar quarters thereafter, the quarterly payment shall be (i) an amount equal to |*|% of |*|% of the Public Market Capitalization,

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


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                  as of the close of business on the last business day of the immediately preceding calendar year, of the surviving public company owning substantially all of the assets formerly owned by Ask Jeeves, but not less than $|*| nor more than $|*| or
                  (ii) if there is no surviving public company owning substantially all of the assets formerly owned by Ask Jeeves, $|*| Until such time as the Public Market Capitalization as of the close of business on the last day of any calendar year is determined by reporting to the Securities and Exchange Commission, the amount of the quarterly payments during the immediately preceding year shall apply, and any necessary adjustment will be made at the next subsequent quarterly payment date after such determination.

      c. If Ask Jeeves defaults in any quarterly payment hereunder and does not cure such default within ten (10) business days after receipt of written notice of default from the Trust, the Trust shall1have the right to seek enforcement of the payment obligations hereunder as provided in the dispute resolution procedures of this Agreement. The parties acknowledge and agree that in the event Ask Jeeves fails to make a quarterly payment or makes a quarterly payment, the amount of which is disputed by the Trust, such failure to pay or disputed payment will not give the Trust the right to terminate this Agreement unless the arbitrator, in accordance with paragraph 11 above, determines such amounts are owing and Ask Jeeves fails to pay. Such termination shall be without prejudice to the Trust's rights to receive the payments guaranteed under paragraph 19(a) hereof, and following such termination neither Ask Jeeves nor any Parent, Affiliate or Successor shall have the right to use the name Jeeves in any manner whatsoever other than a fair use reference to the name as may be available to the general public.

20. Consideration for Grant of Non-Exclusive Rights. As consideration for the Non-Exclusive Rights, Ask Jeeves shall pay to the Trust the following:

      a. For each |*| utilizing the name Jeeves, the Character or the Caricature (other than a |*| which is primarily about Ask Jeeves and its services and products) which is produced, commissioned or licensed by Ask Jeeves and offered for sale, and where the |*| contains reference to the name Jeeves or the Character |*| or more than an incidental reference to Jeeves or the Character in the |*|, a royalty on all |*| sold equal to |*|% of the full suggested retail price (or sum equivalent thereto) of all |*| sold in the United States through normal retail channels, with the same terms concerning percentage reductions for sales outside normal retail channels, sales of |*| through or to |*| export |*| sales, returns and reasonable reserves for returns, etc., as are applicable to Ask Jeeves in its agreement with the publisher of the said |*|, or to the Authors) of the said |*| to the extent any such terms are not included in any agreement applicable to Ask Jeeves.

      b. For the licensing by the publisher of subsidiary publishing rights in the |*| referred to above and for |*| produced, commissioned or licensed by Ask Jeeves and offered for sale, and where the |*| contains more than an incidental reference to Jeeves (specifically excluding |*| about the business of Ask Jeeves for which

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       14
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                  Ask Jeeves receives no payment) utilizing the name Jeeves, the
                  Character and/or the Caricature, |*|percent (|*|%) of the proceeds therefrom received by Ask Jeeves, its Parents, Affiliates and/or Successors.

      c. For |*| uses of the name Jeeves, the Character and/or the Caricature, a royalty of |*|% of the wholesale price on all items sold, less returns and a reasonable reserve for returns.

      d. For the use of the name Jeeves, the Character or the Caricature in |*| other than Ask Jeeves Products, a royalty in an amount equal to |*|percent|*|%|*| of gross proceeds therefrom received by Ask Jeeves, its Parents, Affiliates and/or Successors.

      e.    For |*|:

            (1) An annual advance guarantee of $|*| payable on the first business day of each calendar year commencing with the year 2000, of which the first two annual payments have been paid on the date of signing of this Agreement by release to the Trust of $|*| plus interest thereon heretofore held in escrow by Kay Collyer & Boose LLP under agreement dated January 18, 2000, and payment of an additional $|*| to the Trust by Ask Jeeves. Each annual payment shall be applied against and recouped from any of the rights payments referred to in subparagraph (2) below which become due and payable to the Trust during the year in which the advance guarantee payment is made, except that the two payments made on signing hereof shall be applied against and recouped from any such payments due and payable during the year 2000 and/or 2001. This annual payment shall be due and payable on each such anniversary date unless prior to the said date Ask Jeeves shall have terminated this Agreement in accordance with the terms hereof or shall have reassigned to the Trust in writing all |*| granted hereunder and an undivided co-interest in all then outstanding licenses of such rights issued by Ask Jeeves, its Parents, Affiliates and/or Successors to third parties prior to such reassignment. Subsequent to the date of such reassignment and during the term of this Agreement neither Ask Jeeves nor its Parents, Affiliates and/or Successors shall exploit further or license any |*| utilizing the name Jeeves, the Character or the Caricature except as granted under the grant of Exclusive Rights, and the terms of paragraph 17 will apply as to the required notices concerning, control of, and sharing of proceeds from, any |*| then outstanding.

            (2) Upon utilization of the name Jeeves, the Character or the Caricature (except for an incidental or non-principal-character use) in any |*| whether produced for |*| on |*| or in any other medium, $|*| payable upon commencement of principal photography, plus |*|% of |*|% of the Net Profits of each such |*|.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       15
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            (3)   Upon utilization of the name Jeeves, the Character or the
                  Caricature (except for an incidental or non-recurring use) in a |*|$|*| per |*|over |*|$|*|per|*|, and
                  $|*|per|*|$|*|per|*|$|*|per|*|$|*|per|*|; and in a
                  |*|$|*|per|*|$|*|per|*|$|*|per|*| The initial payment for each |*| shall in all cases be due upon |*| |*| and there shall also be paid to the Trust |*| payments of |*|% of the initial payment over each of the first |*|, plus an amount equal to |*|% of |*|% of the Net Profits of each |*|. If |*|per |*|shall be paid when such deal is made. (e.g.|*|$|*|$|*|

            (4) For exploitation of any Non-Exclusive Right in any other media, now or hereafter known or devised, or for an incidental, non-principal-character or non-recurring use as referred to in subparagraphs 20.e.(2) and (3) above, consideration to be mutually agreed. Failing such agreement, the consideration shall be determined by arbitration in accordance with the provisions of paragraph 14 above.

21. |*| If at any time after December 31, 2002, in the reasonable opinion of Ask Jeeves there shall have been |*|(i) |*|, |*|(ii) |*|and/or (iii) |*|Ask Jeeves shall have the right to notify the Trust in writing of its opinion to that effect and request that the |*|of this agreement be |*|If after thirty (30) days the parties shall not have agreed on a mutually acceptable |*|Ask Jeeves shall have the right to commence arbitration in accordance with the procedures outlined in paragraph 14 hereof, end the arbitrator shall have the right to |*|Following such |*|this Agreement shall remain in full force and effect, subject to any changes |*|In the event any such |*|shall have been made by the arbitrator |*|such issue may be revisited by either party in the future based on |*|but no sooner than two years following the most recent determination by the arbitrator, with Ask Jeeves having the right to seek|*|

22. Accounting. Ask Jeeves shall prepare a statement of account semiannually as of each June 30 and December 31 for all six-month periods during which there is any exploitation by Ask Jeeves, any Parent, Affiliate or Successor of Ask Jeeves or any assignee or licensee thereof, of those categories of rights as to which royalties and/or profit participations are payable under this Agreement, which statement shall include the following with regard to all uses of the rights licensed hereunder: Full details of all exploitation to be accounted for under this Agreement, together with a computation of monies due to the Trust for the said period itemized in accordance with this Agreement and accompanied by payment of the monies shown due thereon. The statement and payment shall be rendered no later than ninety (90) days following the end of the semi-annual period. Notwithstanding anything to the contrary in this Agreement, the Trust acknowledges and agrees that with respect to the Non-Exclusive Rights, Ask Jeeves will not be responsible for making payment to the Trust as provided in paragraph 20 unless and until Ask Jeeves has received such payment from the sub-licensee, and a default by such sub-licensee in making such payment to Ask Jeeves will not be deemed a default by Ask Jeeves under this Agreement provided there shall also have been a failure to pay to Ask Jeeves its share of proceeds and Ask Jeeves shall have taken all commercially reasonable steps to obtain such payment.

23. Verification of Account. Ask Jeeves shall keep full, accurate, and timely records and books of account relating to all exploitation for which Ask Jeeves is to account to the Trust under

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                                       16
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paragraph 20 of this Agreement. Ask Jeeves shall similarly contractually require any Parent, Affiliate, Successor, authorized licensee or third party with or through which such exploitation is conducted to maintain such books of account. Ask Jeeves shall keep all such records and books of account for not less than two (2) calendar years from the end of each semiannual period of account and shall permit a firm of certified public accountants not retained on a contingency basis (not then conducting an audit of Ask Jeeves) on the Trust's behalf to inspect and examine such records and books of account at the offices where Ask Jeeves maintains such records and books, insofar as they directly relate to exploitation for which Ask Jeeves is to account to the Trust under this Agreement, and Ask Jeeves shall also, without charge, permit copies and extracts to be made of such records and books of account during the course of any such inspection and examination. Any such inspection and examination shall require at least ten (10) days' prior written notice, be conducted during normal office hours, and may not be carried out more than once in any calendar year.
The Trust's costs of any such inspection and examination shall be at the Trust's expense unless such inspection and examination shall reveal an undisputed underaccounting or underpayment to the Trust of at least 10% for any semiannual accounting period, in which case Ask Jeeves shall bear the reasonable and verifiable costs of the inspection and examination, but in no event exceeding the actual amount of the underpayment. Ask Jeeves shall be furnished with a copy of the audit report at the same time as it is furnished to the Trust. Failure by the Trust to object in writing to any statement within two (2) years of receipt shall be deemed an acceptance thereof and an irrevocable waiver of the right to challenge such statement or the content thereof. Failure by the Trust to commence an arbitration proceeding hereunder within one (1) year after written notification to Ask Jeeves of objection to a statement or within one (1) year of the date of an audit report shall be deemed an irrevocable waiver of the right to challenge the statements which are the subject of the objection or audit, as the case may be. Any books and records once audited may not be reaudited.

24. Assignment or Merger. Ask Jeeves shall not assign its rights under this Agreement to any company except to a Parent, Affiliate or Successor of Ask Jeeves. Any such assignment shall be effective only if the Trust is provided with a copy of a duly executed agreement of assignment pursuant to which the assignee (1) agrees to comply with and be liable for all of the terms and obligations of Ask Jeeves under this agreement, and (2) acknowledges that the Trust may take such steps or action (including arbitration) against the assignee in accordance with the terms of this Agreement as if the Assignee had been an original signatory of this Agreement. Ask Jeeves will be released from its obligations under the Agreement upon its assignment to a Parent, Affiliate or Successor of Ask Jeeves if the Trust is provided with an assignment as referred to in the preceding sentence and the assignment is to a publicly owned company with Public Market Capitalization greater than or substantially equal to that of Ask Jeeves at the time of such transaction. In the event the proposed assignee is not a company with a Public Market Capitalization greater than or substantially equal to that of Ask Jeeves, Ask Jeeves, if it survives as an independent or merged entity, agrees to remain responsible for its obligations under this Agreement.

25. Sublicenses.

      a. Any sublicense agreement pursuant to which rights granted to Ask Jeeves herein are licensed to a third party, whether that third party be a Parent, Affiliate or Successor of Ask Jeeves or any other person or entity, shall be a written

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                                       17
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            agreement pursuant to which the sub-licensee agrees that it will comply with terms equivalent to the terms of this Agreement relevant to the rights being sublicensed. Ask Jeeves hereby agrees to-indemnify the Trust against any loss or damage to the Trust by reason of the failure of any sub-licensee to meet its obligations in accordance with this paragraph, other than any non-affiliated sublicensee's failure to pay any amounts owed under the sublicense provided that there shall also have been a failure to pay to Ask Jeeves its share of proceeds and Ask Jeeves shall have taken all commercially reasonable steps to obtain payment of the sum payable to the Trust.

      b. Any license agreement hereafter entered into by the Trust authorizing use of the name Jeeves or a caricature of the Jeeves character shall be a written agreement pursuant to which the licensee is precluded from making any use of such name or caricature that would violate the terms of this Agreement. The Trust hereby agrees to indemnify Ask Jeeves against any loss or damage incurred by reason of the failure of any such licensee to meet its obligations in accordance with this paragraph.

26. Release. The parties hereby release each other from any and all claims arising from any actions taken by either party prior to the date of signing of this Agreement except to the extent of any claim arising as a result of a breach of the warranties contained in paragraph 28 below.

27. Confidentiality.

      a. The parties agree that the terms of this Agreement shall remain confidential and shall not be revealed to any third parties who are not within the control group of each party or the professional advisors thereto (and in those cases only under confidentiality. terms equivalent to those of this paragraph 27), except as may be required (i) to preserve any right or entitlement arising under this Agreement; (ii) to the adjudicating tribunal and any expert or ether witnesses during the course of any arbitration or litigation relating to this Agreement; (iii) as may be necessary in the course of negotiations with third parties, which third parties shall execute written non-disclosure agreements covering the terms of this Agreement; or (iv) as may be necessary to comply with any statutory or other legal obligation.

      b. Press releases or responses to press inquiries concerning this Agreement and its terms shall be formulated and distributed in cooperation between the two parties and shall be subject to the reasonable approval of both parties. A party's failure to object to a press release or inquiry within ten business days of notice from the other party shall be deemed approval for that instance.

      c. In addition, each party acknowledges that in connection with implementing the terms of this Agreement, it may become privy to certain Confidential Information of the other party. Each party agrees that at all times, and notwithstanding any termination or expiration of this Agreement, it will hold in strict confidence and not disclose to any third party Confidential Information of the other, except as approved in writing by the other party to this Agreement, and will use the

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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            Confidential Information for no purpose other than as necessary to implement the terms of this Agreement. Each party shall only permit access to Confidential information of the other party to those of its employees or authorized representatives having a need to know and who have signed confidentiality agreements or are otherwise bound by confidentiality obligations at least as restrictive as those contained herein. Each party shall immediately notify the other in writing upon discovery of any loss or unauthorized disclosure of the Confidential Information of the other party. Each party's obligations under this Agreement with respect to any portion of the other party's Confidential Information shall terminate when the party to whom confidential Information was disclosed (the "Recipient") can document that: (a) it was in the public domain at the time it was communicated to the Recipient by the other party;
            (b) it entered the public domain subsequent to the time it was communicated to the Recipient by the other party through no fault of the Recipient; (c) it was in the Recipient's possession free of any obligation of confidence at the time it was communicated to the Recipient by the other party; (d) it was rightfully communicated to the Recipient free of any obligation of confidence subsequent to the time it was communicated to the Recipient by the other party; (e) it was developed by employees or agents of the recipient independently of and without reference to any information communicated to the Recipient by the other party; (f) it was communicated by the other party to an unaffiliated third party free of any obligation of confidence; or (g) the communication was in response to a valid order by a court or other governmental body, was otherwise required by law, or was communicated solely as necessary to establish the rights of either party under this Agreement.

28. Warranties and Indemnities.

      a. The Trust hereby warrants and represents that (i) the Trustees have the sole and exclusive right under the Trust instrument to enter into this agreement; (ii) the Trust is the sole owner of substantially all of the intellectual property in the Works as the Author's successor in interest; (iii) no claims adverse to the rights granted under this Agreement have been asserted against the Trust; (v) the Trust has not heretofore entered, and will not hereafter, during the term of this Agreement, enter into any agreements inconsistent with any of the rights granted under this Agreement to Ask Jeeves; (vi) the exercise of the rights granted to Ask Jeeves under this Agreement, if done m accordance with a terms hereof will not violate the personal or property rights of any third party; (vii) nothing on the Wodehouse Page will violate the personal or property right of any person or entity.

      b. The Trust agrees to indemnify and hold Ask Jeeves, its Parents, Affiliates and Successors, and their respective licensees, successors and assigns (and their respective directors, officers, employees and agents) harmless from and against any losses, costs, expenses (including reasonable attorneys' fees and court costs), judgments and damages resulting from any claim, including any settlement thereof approved by the Trust, such approval not to be unreasonably withheld,

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

            which, if sustained, would constitute a breach of any of the foregoing warranties and representations made by the Trust. The liability for any obligation undertaken by the Trust hereunder shall be limited to recourse to the assets of the Trust and shall not constitute personal liability of the Trustees of the Trust or its beneficiaries. In the event of any third-party claim which in the good faith judgment of Ask Jeeves will, if sustained, establish a breach of the Trust's warranties and representations hereunder, Ask Jeeves shall have the right, pending the outcome of the said claim, to withhold and place in escrow monies otherwise due to the Trust hereunder, in an amount reasonably sufficient to satisfy the Trusts' obligations as to the said claim, the reasonableness of such withholding to be referable to arbitration under paragraph 14 of this Agreement if the Trust elects to do so.

      c. The Trust will have no responsibility for any actions of third parties in violation of the rights granted to Ask Jeeves under this Agreement, provided those third parties have not been authorized to take such actions by the Trust. Additionally, the Trust will have no obligation to sue or take other action against such third parties but the Trust agrees to cooperate fully with any action taken against such third parties by Ask Jeeves, and hereby authorizes Ask Jeeves to take such action and to retain all recoveries therefrom.

      d. Ask Jeeves represents and warrants that it has created and owns the Caricature, and that use of the Character and the Caricature as authorized will not infringe the personal or property rights of any party not a signatory hereto. Ask Jeeves hereby warrants and represents that the officers signing this agreement have the authority to sign on behalf of the company and to bind the company in accordance with the terms hereof.

      e. Ask Jeeves agrees to indemnify and hold the Trust, its Trustees and beneficiaries, and their respective successors and assigns, harmless from and against any losses, costs, expenses (including reasonable attorneys fees and court costs), judgments and damages resulting from any claim, including any settlement thereof approved by Ask Jeeves, such approval not to be unreasonably withheld, which, if sustained, would constitute a breach of any of the foregoing warranties and representations made by Ask Jeeves.

29. Notices and Payments. All notices, requests, demands and other communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given or made: if by hand, immediately upon delivery and receipt acknowledged; if by telex, telecopier or similar electronic device, two hours after sending and receipt confirmed, provided it is sent on a business day in both London and New York City, but if not then immediately upon the beginning of the first such business day after being sent; if by Federal Express, express mail or any other overnight delivery service, on the second such business day after dispatch with proof of delivery from the company making such delivery; and if by first class mail, upon receipt thereof. All notices, requests and demands are to be given or made at the following addresses (or to such other address as either party may designate by notice in accordance with the provisions of this paragraph): If to the Trust:
The Wodehouse No. 3 Trust

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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c/o Peter Lobbenberg & Co., 74 Chancery Lane, London ENGLAND WC2A l AD with a courtesy copy to Kay Collyer & Boose LLP, Attention R. Andrew Boose, Esq., One Dag Hammarskjold Plaza, New York, New York 10017. If to Ask Jeeves: Ask Jeeves, Inc., 5858 Horton Street, Emeryville, California 94608, Attention: General Counsel, with a courtesy copy to Lazarus & Harris LLP, 561 Seventh Avenue, New York, New York 10018, Attention Robert C. Harris, Esq. All monies payable upon signing hereof, and until further written notice from the Trust all monies due to the Trust pursuant to paragraph 19~hereof, shall be paid by check made payable to Prudential-Bache Limited and shall be sent to Peter Lobbenberg and Co. at its above stated address; and until further written notice from the Trust, all statements of account due pursuant to paragraph 22 hereof and all monies due to the Trust pursuant to paragraph 20 (except those monies due upon signing hereof) hereof shall be sent and made payable to A.P. Watt Ltd. as agents for the Trust, 20 John Street, London WC1N 2DR England.

30. Survival. Paragraphs 11, 17, 18, 19.c., 21, 22, 23, 26, 27, 28 and 32, as
well as any provisions which by their nature are intended to survive, will survive any termination of this Agreement.

31. Applicable Law. This agreement shall be governed by and construed and interpreted in accordance with the law of the State of New York applicable to contracts made and performed entirely therein.

32. |*| The parties acknowledge that notwithstanding the use of language in this Agreement |*|The parties agree that neither |*|nor|*|although this agreement shall be enforceable in accordance with its terms.

33. Entire Understanding. This agreement represents the entire understanding between the parties with regard to the subject matter hereof, supercedes all prior agreements between them with regard to the subject matter hereof, including a prior memorandum of points of agreement dated January 18, 2000, and may not be amended except in writing signed by both parties.

            WHEREFORE the parties have set their hands and seals as of the date first above written.

                              THE WODEHOUSE NO. 3 TRUST

                              By:  /s/ illegible
                                 -----------------------------------------------

                              Its:  /s/ illegible
                                  ----------------------------------------------

                              Date:
                                   ---------------------------------------------

                              ASK JEEVES, INC.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                              By:  /s/ Cynthia Pevehouse
                                 -----------------------------------------------

                              Its:  Chief Legal Officer & General Counsel

                              Date:
                                   ---------------------------------------------

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                    EXHIBIT A

                 [Image of navigation bar of the response page ]

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

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                                    EXHIBIT B

                                                    |*|
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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       24
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                                    EXHIBIT C

Wodehouse Page Disclaimer

        The Wodehouse No. 3 Trust, which is the owner as successor-in-interest to the late P.G. Wodehouse of substantially all rights in his literary and dramatic works, including those containing the character Jeeves, is not responsible for the content or operation of this website, and it cannot be assumed that the Trustees or the Beneficiaries of the Trust approve or endorse any material appearing on it.

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       25
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                                    EXHIBIT D

|*|

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      filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                                       26
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                                    EXHIBIT E

|*|

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|*|   Indicates that certain information in this exhibit has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                                       27